Exhibit 99.2

                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Genesis Energy, L.P. (the "Partnership") on Form 10-Q for the quarter ended March 31, 2003 (the "Report") filed with the Securities and Exchange Commission, I, Ross A. Benavides, Chief Financial Officer of Genesis Energy, Inc., the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   the Partnership's Report  fully complies  with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



May 12, 2003                                            /s/ Ross A. Benavides
                                                        ------------------------
                                                        Ross A. Benavides
                                                        Chief Financial Officer,
                                                        Genesis Energy, Inc.